UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2007

LBI MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-110122	05-0584918
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operation and Financial Condition

LBI Media Holdings, Inc. held a conference call on August 14, 2007 to discuss its financial results for the three and six months ended June 30, 2007. LBI Media Holdings was also available to answer questions during the conference call. The transcript from the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

During the conference call, LBI Media Holdings used the terms “Adjusted EBITDA” and “Adjusted EBITDA Margin”. Adjusted EBITDA consists of net income (loss) plus income tax expense (benefit), gain (loss) on the sale of property and equipment, gain (loss) on the sale of investments, net interest expense, interest rate swap expense, impairment of broadcast licenses, and depreciation and amortization. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net revenues. These terms, as defined by LBI Media Holdings, may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with U.S. generally accepted accounting principles, or GAAP.

Management of LBI Media Holdings considers these measures important indicators of its liquidity relating to its operations, as they eliminate the effect of noncash items. Management believes liquidity is an important measure for LBI Media Holdings because it reflects its ability to meet its interest payments under its substantial indebtedness and is a measure of the amount of cash available to grow LBI Media Holdings through its acquisition strategy. These measures should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with GAAP, such as cash flows from operating activities, operating income, and net income.

LBI Media Holdings believes Adjusted EBITDA and Adjusted EBITDA Margin are useful to an investor in evaluating its liquidity and cash flow because:

•

they are widely used in the broadcasting industry to measure a company’s liquidity and cash flow without regard to items such as impairment of broadcast licenses and depreciation and amortization. The broadcast industry uses liquidity to determine whether a company will be able to cover its capital expenditures and whether a company will be able to acquire additional assets and broadcast licenses if such company intends to implement its acquisition strategy. LBI Media Holdings believes that, by eliminating the effects of noncash items, Adjusted EBITDA and Adjusted EBITDA Margin provide a meaningful measure of liquidity;

•

they give investors other measures to evaluate and compare the results of LBI Media Holdings’ operations from period to period by removing the impact of noncash expense items, such as impairment of broadcast licenses and depreciation and amortization. By removing the noncash items, they allow investors to better determine whether LBI Media Holdings will be able to meet its debt obligations as they become due; and

•	they provide a liquidity measure before the impact of a company’s capital structure by removing net interest expense items and interest rate swap expenses.

LBI Media Holdings’ management uses Adjusted EBITDA and Adjusted EBITDA Margin:

•	as a measure to assist LBI Media Holdings in planning its acquisition strategy;

•	in presentations to LBI Media Holdings’ board of directors to enable them to have the same consistent measurement basis of liquidity and cash flow used by management;

•	as a measure for determining LBI Media Holdings’ operating budget and its ability to fund working capital; and

•	as a measure for planning and forecasting capital expenditures.

In determining LBI Media Holdings’ Adjusted EBITDA in past years, LBI Media Holdings treated deferred compensation expense (benefit) as a noncash item, because it had the option and the intention to pay such amounts in the common stock of its parent, Liberman Broadcasting, Inc., after its parent’s initial public offering. The first deferred compensation payment became due in 2006 and LBI Media Holdings has made additional payments in 2007. LBI Media Holdings has determined that it can no longer meet the conditions necessary to pay the deferred compensation in stock. Accordingly, LBI Media Holdings has settled the deferred compensation amounts in cash. Prior periods’ Adjusted EBITDA have been presented to conform to this current treatment. As a result, Adjusted EBITDA for prior periods may appear as a different amount from what LBI Media Holdings has reported in prior periods.

The table set forth below reconciles net cash provided by operating activities, calculated and presented in accordance with U.S. generally accepted accounting principles, to Adjusted EBITDA:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(In thousands)
Net cash provided by operating activities	$6,247	$8,093	$5,632	$8,794
Add:
Income tax expense	2,377	125	49,318	175
Interest expense and other income, net	8,428	7,675	17,545	15,246
Less:
Amortization of deferred financing costs	(301)	(247)	(601)	(496)
Accretion on senior discount notes	(1,589)	(1,427)	(3,108)	(2,792)
Provision for doubtful accounts	(300)	(276)	(521)	(483)
Deferred compensation benefit (expense)	2,820	161	3,952	(114)
Changes in operating assets and liabilities:
Accounts receivable	5,080	4,677	2,626	3,253
Deferred compensation payment	—	—	1,374	—
Program rights	(144)	(208)	(322)	(424)
Amounts due from related parties	(6)	52	(15)	138
Prepaid expenses and other current assets	(156)	(193)	(194)	(55)
Employee advances	(13)	394	(8)	327
Accounts payable and accrued expenses	565	687	1,321	1,163
Accrued interest	(2,088)	(3,996)	1,383	(182)
Deferred taxes payable	(3,024)	—	(49,082)	—
Other assets and liabilities	658	(30)	(134)	(61)

Adjusted EBITDA	$18,554	$15,487	$29,166	$24,489

The following is a reconciliation of operating income to Adjusted EBITDA for LBI Media Holdings’ radio division:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(In thousands)
Radio division operating income	$11,662	$7,893	$17,151	$11,727
Depreciation and amortization	1,079	598	2,231	1,196

Radio division Adjusted EBITDA	$12,741	$8,491	$19,382	$12,923

The following is a reconciliation of operating income to Adjusted EBITDA for the LBI Media Holdings’ television division:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(In thousands)
Television division operating income	$4,665	$4,362	$7,488	$7,899
Depreciation and amortization	1,148	1,034	2,296	2,067
Impairment of broadcast licenses	—	1,600	—	1,600

Television division Adjusted EBITDA	$5,813	$6,996	$9,784	$11,566

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Transcript of Conference Call on August 14, 2007 Discussing Financial Results for the Three and Six Months Ended June 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on August 20, 2007.

LBI MEDIA HOLDINGS, INC.

By:	/s/ Lenard D. Liberman
Lenard D. Liberman
Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Conference Call on August 14, 2007 Discussing Financial Results for the Three and Six Months Ended June 30, 2007